UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

October 29, 2003

NORTHWEST AIRLINES CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-23642

(Commission File Number)

41-1905580

(IRS Employer Identification No.)

2700 Lone Oak Parkway, Eagan Minnesota   55121

(Address of principal executive offices)  (Zip Code)

Registrant’s Telephone Number, Including area code  (612) 726-2111

Item 5. Other Events and Regulation FD Disclosure.

October 29, 2003 Press Release

On October 29, 2003, Northwest Airlines Corporation (together with its consolidated subsidiaries, the “Company”), a holding company whose principal indirect operating subsidiary is Northwest Airlines, Inc., issued a press release announcing its intention to offer, subject to market and other conditions, approximately $225 million aggregate principal amount of Convertible Notes due 2023 through an offering to qualified institutional buyers.  The press release is attached as Exhibit 99.1 and is incorporated herein by reference.

October 30, 2003 Press Releases

On October 30, 2003, the Company issued a press release announcing the pricing of its offering of $225 million original principal amount of 7.625% Convertible Senior Notes due 2023, to qualified institutional buyers pursuant to Rule 144A, and non-U.S. persons pursuant to Regulation S, under the Securities Act of 1933. The sale of the notes is expected to close on November 4, 2003.  The press release is attached as Exhibit 99.2 and is incorporated herein by reference.

Also on October 30, 2003, the Company issued a press release announcing that it had launched exchange offers to exchange newly created 10.5% Class D Pass Through Certificates, Series 2003-1, representing interests in equipment notes directly or indirectly secured by 64 of its aircraft for $150 million outstanding principal amount of its 8.375% Notes due 2004, $200 million outstanding principal amount of its 8.52% Notes due 2004, $200 million outstanding principal amount of its 7 5/8% Notes due 2005 and $300 million outstanding principal amount of its 8.875% Notes due 2006.  The press release is attached as Exhibit 99.3 and is incorporated herein by reference.

Forward Looking Statements

Statements in this Form 8-K including exhibits, that are not purely historical facts, including statements regarding our beliefs, expectations, intentions or strategies for the future, may be “forward-looking statements” under the Private Securities Litigation Reform Act of 1995. All forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from the plans, intentions and expectations reflected in or suggested by the forward-looking statements. Such risks and uncertainties include the future level of air travel demand, the Company’s future load factors and yields, the airline pricing environment, increased costs for security, the cost and availability of aviation insurance coverage and war risk coverage, the general economic condition of the United States and other regions of the world, the price and availability of jet fuel, the aftermath of the war in Iraq, the possibility of additional terrorist attacks or the fear of such attacks, concerns about Severe Acute Respiratory Syndrome (SARS), labor negotiations both at other carriers and the Company, low fare carrier expansion, capacity decisions of other carriers, actions of the U.S and foreign governments, foreign currency exchange rate fluctuation and inflation.  Additional information with respect to the factors and events that could cause differences between forward-looking statements and future actual results is contained in the Company’s Securities and Exchange Commission filings, including the Company’s Annual Report on Form 10-K for the year ended December 31, 2002. We undertake no obligation to update any forward-looking statements to reflect events or circumstances that may arise after the date of this release.

Item 7. Financial Statements and Exhibits.

(c)               Exhibits

99.1        Press Release Announcing Intentions to Issue Convertible Notes due 2023, Issued October 29, 2003.

99.2        Press Release Announcing the Pricing of 7.625% Convertible Senior Notes due 2023, Issued October 30, 2003.

99.3        Press Release Announcing the Launch of an Offer to Exchange 10.5% Secured Pass Through Certificates for Certain Unsecured Notes, Issued October 30, 2003.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NORTHWEST AIRLINES CORPORATION

By:	/s/ Michael L. Miller
Name: Michael L. Miller
Title: Vice President, Law and Secretary

October 31, 2003

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION

99.1	Press Release Announcing Intentions to Issue Convertible Notes due 2023, Issued October 29, 2003.

99.2	Press Release Announcing the Pricing of 7.625% Convertible Senior Notes due 2023, Issued October 30, 2003.

99.3	Press Release Announcing the Launch of an Offer to Exchange 10.5% Secured Pass Through Certificates for Certain Unsecured Notes, Issued October 30, 2003.